ACM GOVERNMENT OPPORTUNITY FUND

ANNUAL REPORT
JULY 31, 1999

ALLIANCE CAPITAL



LETTER TO SHAREHOLDERS                          ACM GOVERNMENT OPPORTUNITY FUND
_______________________________________________________________________________

September 27, 1999

Dear Shareholder:

We are pleased to report to you on our performance, investment strategy and outlook of the ACM Government Opportunity Fund (the "Fund"). The Fund is designed to provide high current income consistent with preservation of capital. The Fund invests principally in U.S. government obligations. The Fund may also invest up to 35% of its assets in securities of foreign governments and dividend-paying equity securities, however, no more than 20% of its assets may be invested in equity securities (currently, the Fund has no equity investments). Additionally, the Fund may utilize other investment instruments, including options and futures.

INVESTMENT RESULTS
The following table shows your Fund's performance for the six- and twelve-month periods ended July 31, 1999. For comparison, we have also included the performance figures for the Fund's benchmark index, the Lehman Brothers (LB) Aggregate Bond Index.

During the six- and twelve-month periods, your Fund underperformed its benchmark index. During the six-month period, the Fund's allocation toward U.S. Treasuries hurt performance. As U.S. growth remained strong and global growth improved, the U.S. Federal Reserve moved to increase interest rates, causing U.S. Treasury bond prices to fall.

Over the twelve-month period, turmoil in Asia, which spread through Russia and Latin America, caused all emerging-market debt to underperform. Consequently, during the twelve months under review, your Fund's 21% exposure to emerging-market bonds was the primary reason for the Fund's underperformance versus the U.S.-only LB Aggregate Bond Index.


INVESTMENT RESULTS*
Periods Ended July 31, 1999
                                                TOTAL RETURNS
                                            6 MONTHS      12 MONTHS
                                           ----------     ---------
ACM GOVERNMENT OPPORTUNITY FUND              -3.14%        -0.09%

LEHMAN BROTHERS AGGREGATE BOND INDEX         -2.49%         2.49%


* THE FUND'S INVESTMENT RESULTS ARE TOTAL RETURNS FOR THE PERIODS AND ARE BASED ON THE NET ASSET VALUE OF EACH CLASS OF SHARES AS OF JULY 31, 1999. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED, BUT NO ADJUSTMENT HAS BEEN MADE FOR SALES CHARGES THAT MAY APPLY WHEN SHARES ARE PURCHASED OR REDEEMED. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

     THE LEHMAN BROTHERS (LB) AGGREGATE BOND INDEX IS COMPOSED OF THE LB MORTGAGE-BACKED AND LB ASSET-BACKED INDICES AND THE LB GOVERNMENT/CORPORATE BOND INDEX. AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.


MARKET OVERVIEW
The outlook for the global economy continued to brighten during the six months ended July 31, 1999. Economic weakness in Latin America proved less severe than anticipated, the Asian economies appeared to be improving and most developed countries showed signs of strengthening growth coupled with low inflation. In the United States, private demand growth has downshifted but remains exceptionally strong while inflation and unemployment have stayed low. With economic activity remaining strong and global liquidity concerns abating, the Federal Reserve adopted a monetary policy tightening bias in May, and increased the Federal Funds rate by 25 basis points, to 5.00%, in June. For the six months ended July 31, 1999, the U.S. yield curve flattened as short- and intermediate-term rates rose more than long-term rates. Two-year U.S. Treasury yields rose from 4.63%, to 5.64%, while thirty-year U.S. Treasury yields rose from 5.18%, to 6.11%.

During the six-month period ended July 31, 1999, the U.S. bond market, as represented by the LB Aggregate Bond Index, declined by 2.5% as economic growth strengthened and the U.S. Federal Reserve raised interest


1


                                                ACM GOVERNMENT OPPORTUNITY FUND
_______________________________________________________________________________

rates. Among the traditional sectors of the U.S. bond market, the mortgage sector recorded the strongest performance while the corporate sector recorded the weakest performance. Rising interest rates and uncertainty regarding future interest-rate policy hurt corporate bond performance. At the beginning of the six-month period, the mortgage sector was the main beneficiary of the change in interest rate expectations. When interest rates rose, mortgage refinancing slowed and mortgage prepayments fell, making mortgage-backed securities (MBS) more attractive. However, toward the end of the period, heavy MBS supply and Fed tightening reversed the gains from the beginning of the period in the mortgage sector.

During the six-month period ended July 31, 1999, most developed countries outside the U.S. showed signs of improving economic growth while inflation remained low. Divergent interest rate policies (the European Central Bank and Bank of Japan eased while the U.S. Federal Reserve tightened) caused the U.S. bond market to underperform most developed markets, on a hedged basis. The Japanese bond market, boosted by domestic investment and, until late in the quarter, a poor economic environment, posted the strongest performance among bond markets of developed countries. In aggregate, the developed global bond markets, excluding the U.S., as represented by the J.P. Morgan non-U.S. Government Bond Index (Hedged), declined by 1.4% during the six months ended July 31, 1999.

In the emerging markets, favorable growth surprises surfaced. As previously mentioned, economic weakness in Latin America proved less severe than anticipated, and the Asian economies appeared to be improving. However, concerns about tighter U.S. monetary policy dampened the investor enthusiasm exhibited earlier this year. In aggregate, the emerging-market debt sector, as represented by the J.P. Morgan Emerging Markets Bond Index Plus, gained 9.9%, outperforming the traditional bond market sectors during the six-month period. Individual emerging-market returns were mixed during the period, with Russia posting the largest gains and non-Latin countries outperforming Latin countries.

INVESTMENT STRATEGY
Over the six-month period ended July 31, 1999, we maintained a longer interest-rate duration than the market, generally employing U.S. Treasury holdings with maturities of ten years or more. We opportunistically employed securities issued in foreign countries to enhance portfolio yield. We held the government debt of Argentina, Mexico, Greece, Brazil, Russia and Australia, among others. We initiated a position in Mexican government bonds based on our conviction that this is an improving credit, moving toward investment-grade status after the presidential election in 2000.

OUTLOOK
Globally, growth prospects are improving and inflation pressures remain subdued. While the U.S. economy appears to be moderating somewhat from the robust level of the first quarter of 1999, we still estimate that growth for the 1999 calendar year will be close to the 3.9% pace of 1998. We believe the risks remain toward somewhat tighter monetary policy and higher interest rates. While the non-Treasury sectors of the market appear to be cheap by historical standards, the upward pressure on rates and liquidity concerns related to year-end 1999 are likely to keep yield premiums wide in the near term. In this environment, security selection will remain focused on longer-term fundamentals, recognizing that near-term liquidity will be limited.

In Europe, although there are signs that a mild recovery is underway, we continue to expect growth to be 1.9% in 1999, down from the 2.6% pace of 1998. However, increasing global demand, low interest rates and a weak euro will help improve growth prospects going forward. We believe the European Central Bank will maintain a neutral monetary policy.

Japan is also showing signs of stronger economic activity and we expect 1999 growth to be 0.3%, an improvement over the 2.9% decline of 1998. The extent to which the Japanese economy rebounds remains a key issue going forward in terms of global growth and interest-rate patterns.

Improving global growth and subdued inflation will provide the environment necessary for emerging countries to gradually improve their credit profile. However, in the period ahead we see performance divergences developing between those countries with constructive reform-oriented policies (expected to outperform), and those countries with less commitment to the reform process


2


                                                ACM GOVERNMENT OPPORTUNITY FUND
_______________________________________________________________________________

(expected to underperform). Therefore, country selection will remain critical.

Thank you for your continued interest and investment in ACM Government Opportunity Fund. We look forward to reporting its progress to you in the coming months.

Sincerely,


John D. Carifa
Chairman and President


Wayne D. Lyski
Senior Vice President


3


PORTFOLIO OF INVESTMENTS
JULY 31, 1999                                   ACM GOVERNMENT OPPORTUNITY FUND
_______________________________________________________________________________

                                              SHARES OR
                                              PRINCIPAL
                                                 AMOUNT
                                                   (000)    U.S. $ VALUE
-------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS-76.8%
U.S. TREASURY BONDS-45.3%
  6.125%, 11/15/27 (a)              US$           3,250    $   3,182,969
  8.125%, 8/15/19 (a)                             4,500        5,374,688
  10.75%, 8/15/05 (a)                             4,000        4,930,000
  12.375%, 5/15/04 (a)                            3,200        4,035,002
  12.75%, 11/15/10 (a)                            3,250        4,348,906
  13.75%, 8/15/04 (a)                             6,620        8,814,947
  14.00%, 11/15/11 (a)                           10,500       15,234,849
                                                             ------------
                                                              45,921,361

U.S. TREASURY NOTES-14.3%
  6.875%, 5/15/06 (a)                             9,900       10,342,411
  7.875%, 11/15/04 (a)                            3,800        4,121,814
                                                             ------------
                                                              14,464,225

MORTGAGE RELATED SECURITIES-9.7%
Federal National Mortgage
  Association
  6.00%, 2/01/14                                  2,658        2,545,867
  6.00%, 1/01/29                                  2,711        2,514,070
  8.00%, 6/01/28                                  2,136        2,189,495
Government National
  Mortgage Association
  6.50%, 2/15/29                                  2,740        2,602,315
                                                             ------------
                                                               9,851,747

U.S. TREASURY STRIP-7.5%
  Zero coupon, 5/15/15                           21,000        7,627,284

Total U.S. Government and
  Agency Obligations
  (cost $81,385,513)                              3,000       77,864,617

SOVEREIGN DEBT OBLIGATIONS-26.5%
ARGENTINA-3.3%
Province of Tucuman
  9.45%, 8/01/04 (b)                                750          592,502
Republic of Argentina
  11.00%, 12/04/05                                3,000        2,707,500
  Warrants expiring
  12/03/99 (c)                                    3,000           30,000
                                                             ------------
                                                               3,330,002

BRAZIL-1.4%
Republic of Brazil
  10.125%, 5/15/27                                2,000        1,427,600

COLOMBIA-2.7%
Republic of Colombia
  8.625%, 4/01/08                   US$           3,500        2,712,500

GREECE-3.1%
Hellenic Republic
  8.90%, 4/01/03                    GRD         900,000        3,130,911

MEXICO-3.8%
Mexican Treasury Bill
  22.74%, 4/13/00 (d)               MXP          15,161        1,377,957
United Mexican States
  10.375%, 2/17/09                  US$           2,500        2,525,000
                                                             ------------
                                                               3,902,957

NEW ZEALAND-2.9%
New Zealand Government
  10.00%, 3/15/02                   NZ$           5,000        2,924,713

PANAMA-2.7%
Republic of Panama
  9.375%, 4/01/29                   US$           3,000        2,775,000

RUSSIA-1.2%
Russian Ministry of Finance
  3.00%, 5/14/03                                  3,800          722,000
Russian Principal Loans
  FRN
  6.063%, 12/15/20 (e)                            4,000          450,000
Russian IAN FRN
  6.063%, 12/15/15 (e)                               67           10,103
                                                             ------------
                                                               1,182,103

SOUTH AFRICA-2.5%
Development Bank of
  South Africa
  Zero coupon, 12/31/27             ZAR         120,000          360,741
European Bank for
  Reconstruction and
  Development
  Zero coupon, 4/07/27                           43,730          198,966
International Bank for
  Reconstruction and
  Development
  Zero coupon, 12/31/25                         200,000          935,652
  Zero coupon, 2/17/26                          110,000          539,990
  Zero coupon, 7/14/27                          107,725          479,634
                                                             ------------
                                                               2,514,983


4


                                                ACM GOVERNMENT OPPORTUNITY FUND
_______________________________________________________________________________
                                              PRINCIPAL
                                                 AMOUNT
                                                   (000)    U.S. $ VALUE
-------------------------------------------------------------------------
TURKEY-2.9%
Republic of Turkey
  12.375%, 6/15/09                  US$           1,400    $   1,421,000
Turkey Treasury Bill
  Series 14T
  Zero coupon, 8/23/00              TRL   1,376,508,000        1,583,738
                                                             ------------
                                                               3,004,738

Total Sovereign Debt
  Obligations
  (cost $33,242,690)                                          26,905,507

NON-COLLATERALIZED BRADY BOND-1.4%
BRAZIL-1.4%
Republic of Brazil C-Bonds
  8.00%, 4/15/14 (f)
  (cost $1,622,043)                 US$           2,391        1,461,349

TIME DEPOSIT-0.5%
Bank of New York
  4.50%, 8/02/99
  (cost $487,000)                   US$             487          487,000

TOTAL INVESTMENTS-105.2%
  (cost $116,737,246)                                        106,718,473
Other assets less
  liabilities-(5.2%)                                          (5,273,262)

NET ASSETS-100%                                            $ 101,445,211


(a) Securities, or portion thereof, with an aggregate market value of $60,385,586, have been segregated to collateralize forward exchange currency contracts.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registraton, normally to qualified institutional buyers. At July 31, 1999, this security amounted to $592,502 or 0.6% of net assets.

(c)  Non-income producing security.

(d)  Annualized yield to maturity at purchase date.

(e)  Security is in default and is non-income producing.

(f)  Coupon consists of 5.00% cash payment and 3.00% paid-in-kind.

     Glossary of Terms:
     FRN - Floating Rate Note
     IAN - Interest Arrears Note

     See notes to financial statements.


5


STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 1999                                   ACM GOVERNMENT OPPORTUNITY FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $116,737,246)        $ 106,718,473
  Cash                                                                     165
  Receivable for investment securities sold                          3,530,289
  Interest receivable                                                2,224,266
  Other assets                                                           3,277
  Total assets                                                     112,476,470

LIABILITIES
  Payable for investment securities purchased                       10,727,765
  Net unrealized depreciation of forward exchange currency
    contracts                                                          135,834
  Advisory fee payable                                                  75,604
  Administration fee payable                                            14,013
  Accrued expenses                                                      78,043
  Total liabilities                                                 11,031,259

NET ASSETS                                                       $ 101,445,211

COMPOSITION OF NET ASSETS
  Capital stock, at par                                          $     130,719
  Additional paid-in capital                                       112,970,688
  Distribution in excess of net investment income                      (59,957)
  Accumulated net realized loss on investment and foreign
    currency transactions                                           (1,446,825)
  Net unrealized depreciation of investments and foreign
    currency denominated assets and liabilities                    (10,149,414)
                                                                 $ 101,445,211

NET ASSET VALUE PER SHARE (based on 13,071,872 shares
  outstanding)                                                           $7.76


See notes to financial statements.


6


STATEMENT OF OPERATIONS
YEAR ENDED JULY 31, 1999                        ACM GOVERNMENT OPPORTUNITY FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                                         $ 9,310,087

EXPENSES
  Advisory fee                                      $   805,157
  Administrative fee                                    161,032
  Custodian                                             102,049
  Audit and legal                                        54,009
  Transfer agency                                        40,969
  Registration fee                                       33,981
  Printing                                               32,475
  Directors' fees                                        32,217
  Miscellaneous                                          16,397
  Total expenses                                                     1,278,286
  Net investment income                                              8,031,801

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on investment transactions                       1,132,264
  Net realized loss on foreign currency
    transactions                                                      (339,173)
  Net change in unrealized depreciation of:
    Investments                                                     (8,911,256)
    Foreign currency denominated assets and
      liabilities                                                     (266,712)
  Net loss on investments and foreign currency
    transactions                                                    (8,384,877)

NET DECREASE IN NET ASSETS FROM OPERATIONS                         $  (353,076)


See notes to financial statements.


7


STATEMENT OF CHANGES IN NET ASSETS              ACM GOVERNMENT OPPORTUNITY FUND
_______________________________________________________________________________

                                                   YEAR ENDED     YEAR ENDED
                                                    JULY 31,       JULY 31,
                                                      1999           1998
                                                  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                           $   8,031,801  $   7,660,642
  Net realized gain on investment and foreign
    currency transactions                               793,091      2,829,922
  Net change in unrealized depreciation of
    investments and foreign currency denominated
    assets and liabilities                           (9,177,968)    (3,845,833)
  Net increase (decrease) in net assets from
    operations                                         (353,076)     6,644,731

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                              (8,031,801)    (7,660,642)
  Distributions in excess of net investment
    income                                             (203,495)      (574,642)
  Distributions from net realized gain on
    investments                                        (281,054)            -0-
  Total decrease                                     (8,869,426)    (1,590,553)

NET ASSETS
  Beginning of year                                 110,314,637    111,905,190
  End of year (including undistributed net
    investment income of $277,868, at
    July 31, 1998)                                $ 101,445,211  $ 110,314,637


See notes to financial statements.


8


NOTES TO FINANCIAL STATEMENTS
JULY 31, 1999                                   ACM GOVERNMENT OPPORTUNITY FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
ACM Government Opportunity Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked price provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Mortgage backed and asset backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker/dealers in such securities. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security. Listed put and call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

2. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provision for federal income or excise taxes is required.

3. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Investment transactions are accounted for on a trade date basis. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

4. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign investments, closed forward exchange currency contracts, holdings of foreign currencies, exchange gains and losses realized between the trade and settlement dates on foreign investment transactions and the difference between the amounts of interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at year end exchange rates are reflected as a


9


NOTES TO FINANCIAL STATEMENTS (CONTINUED)       ACM GOVERNMENT OPPORTUNITY FUND
_______________________________________________________________________________

component of net unrealized appreciation (depreciation) on investments and foreign currency denominated assets and liabilities.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

During the current fiscal year, permanent differences, primarily due to the tax treatment of foreign currency losses and distribution reclasses, resulted in a net increase in distributions in excess of net investment income, and a corresponding decrease in accumulated net realized loss on investments and foreign currency transactions. This reclassification had no effect on net assets.


NOTE B: ADVISORY, ADMINISTRATIVE FEES AND OTHER AFFILIATED TRANSACTIONS
Under the terms of an Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") a monthly fee equal to .0625 of 1% of the Fund's average weekly net assets during the month (equal to an annual fee of approximately .75 of 1% of the average weekly net assets).

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS") an affiliate of the Adviser, the Fund reimburses AFS for costs related to servicing phone inquiries for the Fund. During the year ended July 31, 1999, the Fund reimbursed AFS $965.

Under the terms of an Administrative Agreement, the Fund pays Alliance Capital Management L.P. a monthly fee equal to the annualized rate of .15 of 1% of the Fund's average weekly net assets.


NOTE C: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $62,159,287 and $46,991,989, respectively, for the year ended July 31, 1999. There were purchases of $173,820,340 and sales of $190,955,803 of U.S. government and government agency obligations for the year ended July 31, 1999.

At July 31, 1999, the cost of investments for federal income tax purposes was $118,439,601. Accordingly, gross unrealized appreciation of investments was $162,800 and gross unrealized depreciation of investments was $11,883,928 resulting in net unrealized depreciation of $11,721,128 (excluding foreign currency transactions).

During the year ended July 31, 1999 ACM Government Opportunity Fund utilized all of its capital loss carryforward which amounted to $949,604.

The Fund elects to treat foreign currency losses from 11/1/98 through 7/31/99 as having occurred the following fiscal year.

1. FORWARD EXCHANGE CURRENCY CONTRACTS
The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract is included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.


10


                                                ACM GOVERNMENT OPPORTUNITY FUND
_______________________________________________________________________________

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The face or contract amount, in U.S. dollars, as reflected in the following table, reflects the total exposure the Fund has in that particular currency contract.

At July 31, 1999, the Fund had outstanding forward exchange currency contracts as follows:

                                 CONTRACT      VALUE ON         U.S. $        UNREALIZED
                                  AMOUNT      ORIGINATION      CURRENT       APPRECIATION/
                                   (000)          DATE          VALUE       (DEPRECIATION)
                                 ---------    -----------     ----------    --------------
FORWARD EXCHANGE CURRENCY
BUY CONTRACTS
Australian Dollar,
  settling 8/30/99                     135     $   87,733     $   88,192     $      459

FORWARD EXCHANGE CURRENCY
SALE CONTRACTS
Australian Dollar,
  settling 8/10/99                   4,000      2,640,600      2,608,135         32,465
Euro,
  settling 9/14/99                     474        499,544        508,445         (8,901)
Greek Drachma,
  settling 9/01/99                 324,069      1,057,322      1,062,121         (4,799)
Japanese Yen,
  settling 8/30/99                 210,200      1,731,466      1,838,224       (106,758)
New Zealand Dollar,
  settling 8/30/99                   5,777      3,073,263      3,064,812          8,451
Pound Sterling,
  settling 9/14/99                   1,000      1,563,410      1,620,161        (56,751)
                                                                             $ (135,834)


2. OPTIONS TRANSACTIONS
For hedging purposes, the Fund purchases and writes (sells) put and call options on foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less that the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying currency in determining whether the Fund has a realized a gain or loss. If a put option is exercised, the premium


11


NOTES TO FINANCIAL STATEMENTS (CONTINUED)       ACM GOVERNMENT OPPORTUNITY FUND
_______________________________________________________________________________

received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a currency at a price different from the current market value.

There were no options written for the year ended July 31, 1999.


NOTE D: CAPITAL STOCK
There are 300,000,000 shares of $.01 par value common stock authorized, of which 13,071,872 shares were outstanding at July 31, 1999. During the year ended July 31, 1999 and the year ended July 31, 1998, the Fund did not issue shares in connection with the dividend reinvestment plan.


12


FINANCIAL HIGHLIGHTS                            ACM GOVERNMENT OPPORTUNITY FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                  YEAR ENDED JULY 31,
                                           -----------------------------------------------------------------
                                                1999         1998         1997         1996         1995
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $ 8.44       $ 8.56       $ 8.00       $ 7.92       $ 8.12

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .61          .59          .58          .53          .59
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                  (.64)        (.08)         .58          .13           -0-
Net increase (decrease) in net asset value
  from operations                               (.03)         .51         1.16          .66          .59

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.61)        (.59)        (.58)        (.56)        (.48)
Distributions in excess of net investment
  income                                        (.02)        (.04)        (.02)          -0-          -0-
Distributions from net realized gains           (.02)          -0-          -0-          -0-          -0-
Tax return of capital distribution                -0-          -0-          -0-        (.02)        (.31)
Total dividends and distributions               (.65)        (.63)        (.60)        (.58)        (.79)
Net asset value, end of year                  $ 7.76       $ 8.44       $ 8.56       $ 8.00       $ 7.92
Market value, end of year                     $ 7.125      $ 7.9375     $ 7.875      $ 7.00       $ 7.50

TOTAL RETURN
Total investment return based on: (a)
  Market value                                 (2.46)%       8.90%       21.95%        1.08%        2.85%
  Net asset value                               (.09)%       6.52%       15.99%        9.40%        8.67%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)     $101,445     $110,315     $111,905     $104,546     $103,558
Ratio of expenses to average net assets         1.19%        1.18%        1.27%        1.28%        1.18%
Ratio of net investment income to average
  net assets                                    7.48%        6.89%        7.00%        6.42%        7.62%
Portfolio turnover rate                          211%         230%         407%         375%         228%


(a) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in years where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such years.


13


REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                            ACM GOVERNMENT OPPORTUNITY FUND
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS ACM GOVERNMENT OPPORTUNITY FUND, INC. We have audited the accompanying statement of assets and liabilities of ACM Government Opportunity Fund, Inc., including the portfolio of investments, as of July 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 1999, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ACM Government Opportunity Fund, Inc. at July 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.



New York, New York
September 8, 1999



TAX INFORMATION (UNAUDITED)
_______________________________________________________________________________

In order to meet certain requirements of the Internal Revenue Code we are advising you that the tax basis long term capital gain distributions paid by the Fund during the fiscal year July 31, 1999 was $485,897.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099 DIV which will be sent to you separately in January 2000.


14


ADDITIONAL INFORMATION                          ACM GOVERNMENT OPPORTUNITY FUND
_______________________________________________________________________________

Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. First Data Investor Services Group, Inc. (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at First Data Investor Services Group, Inc., P.O. Box 1376, Boston, Massachusetts 02104.

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund, and (iv) no change in the person primarily responsible for the day-to-day management of the Fund's portfolio, who is Wayne D. Lyski, the President of the Fund.


15


ADDITIONAL INFORMATION (CONTINUED)              ACM GOVERNMENT OPPORTUNITY FUND
_______________________________________________________________________________

SUPPLEMENTAL PROXY INFORMATION
The Annual Meeting of Shareholders of the ACMGovernment Opportunity Fund, Inc. was held on March 9, 1999. The description of each proposal and number of shares voted at the meeting are as follows:

                                                                    VOTED
                                                  VOTED FOR    AGAINST/ABSTAIN
-------------------------------------------------------------------------------
1. To elect directors:  Class One Directors
                        (Term expires in 2001)
                        David H. Dievler          12,141,052     12,377,337
                        William H. Foulk, Jr.     12,142,303     12,377,336
                        Dr. James M. Hester       12,122,099     12,377,337

                                                                    WITHHELD/
                                    VOTED FOR     VOTED AGAINST     ABSTAIN
-------------------------------------------------------------------------------
2. To ratify the selection of
   Ernst &Young LLP as the
   Fund's independent auditors
   for the Fund's fiscal year
   ending July 31, 1999:            12,170,338        46,561        160,438


16


                                                ACM GOVERNMENT OPPORTUNITY FUND
_______________________________________________________________________________

YEAR 2000
Many computer systems and applications that process transactions use two-digit date fields for the year of a transaction, rather than the full four digits. If these systems are not modified or replaced, transactions occurring after 1999 could be processed as year "1900," which could result in processing inaccuracies and inoperability at or after the year 2000. The Funds and their major service providers, including Alliance, utilize a number of computer systems and applications that have been either developed internally or licensed from third party suppliers. In addition, the Funds and their major service providers, including Alliance, are dependent on third party suppliers for certain systems applications and for electronic receipt of information critical to their business. Should any of computer systems employed by the Funds or their major service providers, including Alliance, fail to process Year 2000 related information properly, that could have a significant negative impact on the Funds' operations and the services that are provided to the Funds' shareholders. To the extent that the operations of issuers of securities held by the Funds are impaired by the Year 2000 problem, the value of the Fund's shares may be materially affected. In addition, for the Funds' investments in foreign markets, it is possible that foreign companies and markets will not be as prepared for Year 2000 as domestic companies and markets.

The Year 2000 issue is a high priority for the Funds and Alliance. During 1997, Alliance began a formal Year 2000 initiative which established a structured and coordinated process to deal with the Year 2000 issue. As part of its initiative, Alliance established a Year 2000 project office to manage the Year 2000 initiative, focusing on both information technology and non-information technology systems. The Year 2000 project office meets periodically with the audit committee of the board of directors of Alliance Capital Management Corporation, Alliance's general partner, and with Alliance's executive management to review the status of the Year 2000 efforts. Alliance has also retained the services of a number of consulting firms which have expertise in advising and assisting with regard to Year 2000 issues. Alliance reports that by June 30, 1998 it had completed its inventory and assessment of its domestic and international computer systems and applications, identified mission critical systems (those systems where loss of their function would result in immediate stoppage or significant impairment to core business units) and nonmission critical systems and determined which of these systems were not Year 2000 compliant. All third party suppliers of mission critical computer systems and applications and nonmission critical systems have been contacted to verify whether their systems and applications will be Year 2000 compliant and their responses are being evaluated. Substantially all of those contacted have responded and approximately 90% have informed Alliance that their systems and applications are or will be Year 2000 compliant. All mission critical and nonmission critical systems supplied by third parties have been tested with the exception of those third parties not able to comply with Alliance's testing schedule. Alliance reports that it expects that all testing will be completed before the end of 1999.

Alliance has remediated, replaced or retired all of its non-compliant mission critical systems and applications that can affect the Funds. All nonmission critical systems have been remediated. After each system has been remediated, it is tested with 19XX dates to determine if it still performs its intended business function correctly. Next, each system undergoes a simulation test using dates occurring after December 31, 1999. Inclusive of the replacement and retirement of some of its systems, Alliance has completed these testing phases for approximately 98% of mission critical systems and 100% of nonmission critical systems. Integrated systems tests were conducted to verify that the systems would continue to work together. Full integration testing of all mission critical and nonmission critical systems is complete. Testing of interfaces with third-party suppliers has begun and will continue throughout 1999. Alliance reports that it has completed an inventory of its facilities and related technology applications and has begun to evaluate and test these systems. Alliance reports that it anticipates that these systems will be fully operable in the year 2000. Alliance has deferred certain other planned information technology projects until after the Year 2000 initiative is completed. Such delay is not expected to have a material adverse effect on Alliance's financial condition or results of operations. Alliance, with the assistance of a consulting firm, is developing Year 2000 specific contingency plans with emphasis on mission critical functions. These plans seek to provide


17


ADDITIONAL INFORMATION (CONTINUED)              ACM GOVERNMENT OPPORTUNITY FUND
_______________________________________________________________________________

alternative methods of processing in the event of a failure that is outside Alliance's control.

The estimated current cost to Alliance of the Year 2000 initiative ranges from approximately $40 million to $45 million. These costs consist principally of modification and testing and costs to develop formal Year 2000 specific contingency plans. These costs, which will generally be expensed as incurred, will be funded from Alliance's operations and the issuance of debt. Through June 30, 1999, Alliance had incurred approximately $36.0 million of costs related to the Year 2000 initiative. At this time, management of Alliance believes that the costs associated with resolving the Year 2000 issue will not have a material adverse effect on Alliance's results of operations, liquidity or capital resources.

There are many risks associated with Year 2000 issues, including the risks that the computer systems and applications used by the Funds and their major service providers will not operate as intended and that the systems and applications of third-party providers to the Funds and their service providers will not be Year 2000 compliant. Likewise there can be no assurance the compliance schedules outlined above will be met or that the actual cost incurred will not exceed current cost estimates. Should the significant computer systems and applications used by the Funds or their major service providers, or the systems of their important third-party suppliers, be unable to process date-sensitive information accurately after 1999, the Funds and their service providers may be unable to conduct their normal business operations and to provide shareholders with required services. In addition, the Funds and their service providers may incur unanticipated expenses, regulatory actions and legal liabilities. The Funds and Alliance cannot determine which risks, if any, are most reasonably likely to occur or the effects of any particular failure to be Year 2000 compliant. Certain statements provided by Alliance in this section entitled "Year 2000", as such statements relate to Alliance, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. To the fullest extent permitted by law, the foregoing Year 2000 discussion is a "Year 2000 Readiness Disclosure" within the meaning of the Year 2000 Information and Readiness Disclosure Act, 15 U.S.C. Sec. 1 (1998).


18


                                                ACM GOVERNMENT OPPORTUNITY FUND
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)
ROBERT C. WHITE (1)

OFFICERS
WAYNE D. LYSKI, SENIOR VICE PRESIDENT
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
BRUCE W. CALVERT, SENIOR VICE PRESIDENT
PAUL J. DENOON, VICE PRESIDENT
THOMAS BARDONG, VICE PRESIDENT
CHRISTIAN G. WILSON, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
JUAN J. RODRIGUEZ, CONTROLLER

ADMINISTRATOR
ALLIANCE CAPITAL MANAGEMENT L.P.
1345 Avenue of the Americas
New York, NY 10105

DIVIDEND PAYING AGENT, TRANSFER
AGENT AND REGISTRAR
FIRST DATA INVESTOR SERVICES GROUP, INC.
53 State Street
Boston, MA 02109

LEGAL COUNSEL
SEWARD & KISSEL LLP
One Battery Park Plaza
New York, NY 10004

CUSTODIAN
BANK OF NEW YORK
One Wall Street
New York, New York 10286

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019


(1)  Member of the Audit Committee.

     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

     This report, including the financial statements herein, is transmitted to the shareholders of ACM Government Opportunity Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.


19


ACM GOVERNMENT OPPORTUNITY FUND
Summary of General Information

THE FUND
ACM Government Opportunity Fund is a closed-end investment company whose shares trade on the New York Stock Exchange. The Fund seeks to provide high current income. Its secondary objective is capital appreciation. The Fund invests principally in U.S. Government obligations. The Fund also has the flexibility to invest its assets in securities of selected foreign governments (maximum 35%) and equity securities (maximum 20%). Additionally, the Fund may use certain other investment techniques, including options and futures contracts. The investment adviser of the Fund is Alliance Capital Management L.P.

SHAREHOLDER INFORMATION
The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling 1-800-331-1710. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper, Inc., Morningstar, Inc. and Bloomberg.

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction Section of newspapers each day, under the designation "ACM OppFd". The Fund's NYSE trading symbol is "AOF". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES and each Saturday in BARRON'S and other newspapers in a table called "Closed-End Bond Funds."

DIVIDEND REINVESTMENT PLAN
A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains in additional Fund Shares.

For questions concerning shareholder account information or if you would like a brochure describing the Dividend Reinvestment Plan, please call First Data Investor Services Group, Inc. at 1-800-331-1710.


ACM GOVERNMENT OPPORTUNITY FUND
1345 Avenue of the Americas
New York, New York 10105

ALLIANCE CAPITAL

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

OPPAR799